LABORATORY OF FLORIDA
7520 W. Waters Ave, Tampa, FL 33615
(813) 885-7755 TEL | (813) 885-6688 FAX
service@LabFlorida.com | www.LabFlorida.com | MyLabFlorida.com | covid.LabFlorida.com

New SARS-CoV-2 (COVID-19) Rapid Test Validation

Performed for:

Global Wholehealth Partners Corp. at 1402 N El Camino Real, San Clemente, CA 92672.

LabFlorida has completed a validation study to compare performance results of the new antigen rapid test against results reported by our PCR system. Participants of the study were swabbed twice: one swab was used to run the specimen using the new test kit and the other swab was run on LabFlorida PCR system, which involves Quidel Lyra Direct assay, Integra automated liquid handling system and Fischer Scientific Applied Biosystems QuantStudio 7 Pro real-time PCR instrument.

Total number of tests performed: 104
SARS-COV-2 Detected: 31
SARS-COV-2 Not Detected: 73

Lab Id	DOB*	DOC**	PCR Results	Antigen Results	Match/No Match
473044	7/2/1978	11/24/20	Not Detected	Not Detected	Match
473045	9/30/1976	11/24/20	Not Detected	Not Detected	Match
473046	11/10/2011	11/24/20	Not Detected	Not Detected	Match
473047	4/1/2009	11/24/20	Not Detected	Not Detected	Match
473049	5/11/1952	11/24/20	Not Detected	Not Detected	Match
473052	6/11/1970	11/24/20	Not Detected	Not Detected	Match
473053	12/8/1970	11/24/20	Not Detected	Not Detected	Match
473068	11/4/1969	11/24/20	Not Detected	Not Detected	Match
473070	8/28/1963	11/24/20	Detected	Detected	Match
473073	6/7/2012	11/24/20	Not Detected	Not Detected	Match
473167	6/9/1999	11/24/20	Not Detected	Not Detected	Match
473181	5/4/1999	11/24/20	Not Detected	Not Detected	Match
473224	5/4/1974	11/24/20	Not Detected	Not Detected	Match
473294	10/18/1984	11/24/20	Not Detected	Not Detected	Match
473327	10/15/1967	11/24/20	Not Detected	Not Detected	Match
473353	9/6/1967	11/24/20	Not Detected	Not Detected	Match
474480	10/29/1971	11/30/20	Detected	Detected	Match
474486	10/25/1974	11/30/20	Detected	Detected	Match
474496	10/13/2004	11/30/20	Detected	Detected	Match

LABORATORY OF FLORIDA
7520 W. Waters Ave, Tampa, FL 33615
(813) 885-7755 TEL | (813) 885-6688 FAX
service@LabFlorida.com | www.LabFlorida.com | MyLabFlorida.com | covid.LabFlorida.com

474498	1/24/1978	11/30/20	Detected	Detected	Match
474523	06/10/165	11/30/20	Not Detected	Not Detected	Match
474545	2/27/1963	11/30/20	Not Detected	Not Detected	Match
474920	7/20/2003	12/01/20	Detected	Detected	Match
474925	7/27/1972	12/01/20	Not Detected	Not Detected	Match
474932	1/3/1976	12/01/20	Not Detected	Not Detected	Match
474934	6/26/1998	12/01/20	Not Detected	Not Detected	Match
474936	8/5/1999	12/01/20	Not Detected	Not Detected	Match
474937	9/19/1967	12/01/20	Detected	Detected	Match
475049	10/30/1984	12/01/20	Not Detected	Not Detected	Match
475390	2/12/1976	12/02/20	Not Detected	Not Detected	Match
475391	5/15/1968	12/02/20	Not Detected	Not Detected	Match
475394	5/19/1967	12/02/20	Not Detected	Not Detected	Match
475403	5/26/1943	12/02/20	Detected	Detected	Match
475429	3/14/1971	12/02/20	Not Detected	Not Detected	Match
475451	1/26/1963	12/02/20	Not Detected	Not Detected	Match
475478	3/3/1960	12/02/20	Not Detected	Not Detected	Match
475562	5/28/1956	12/02/20	Not Detected	Not Detected	Match
475663	7/15/1971	12/02/20	Not Detected	Not Detected	Match
475953	3/20/2003	12/03/20	Not Detected	Not Detected	Match
475961	10/20/1960	12/03/20	Not Detected	Not Detected	Match
476021	9/26/1978	12/03/20	Not Detected	Not Detected	Match
476221	7/23/2013	12/03/20	Not Detected	Not Detected	Match
476225	11/30/1983	12/03/20	Not Detected	Not Detected	Match
476484	8/9/1962	12/04/20	Not Detected	Not Detected	Match
476486	8/13/1974	12/04/20	Not Detected	Not Detected	Match
476505	3/20/1971	12/04/20	Not Detected	Not Detected	Match
476507	9/30/1965	12/04/20	Not Detected	Not Detected	Match
476509	9/3/2001	12/04/20	Detected	Detected	Match
476547	10/11/2006	12/04/20	Detected	Detected	Match
476548	2/11/1976	12/04/20	Not Detected	Not Detected	Match
476549	2/13/1977	12/04/20	Detected	Detected	Match
477117	1/28/1972	12/07/20	Not Detected	Not Detected	Match
477149	7/11/1998	12/07/20	Not Detected	Not Detected	Match
477137	9/27/1987	12/07/20	Not Detected	Not Detected	Match
477147	3/31/1965	12/07/20	Not Detected	Not Detected	Match
477421	12/9/1997	12/07/20	Detected	Detected	Match
477431	5/25/1997	12/07/20	Not Detected	Not Detected	Match
477411	6/25/1984	12/07/20	Not Detected	Not Detected	Match

477994	12/13/1992	12/08/20	Not Detected	Not Detected	Match
477615	8/13/1972	12/08/20	Not Detected	Not Detected	Match
477992	11/10/1998	12/08/20	Not Detected	Not Detected	Match
477978	1/3/1948	12/08/20	Not Detected	Not Detected	Match
477998	7/13/1967	12/08/20	Not Detected	Not Detected	Match
478008	1/9/1968	12/08/20	Not Detected	Not Detected	Match
478758	8/10/2018	12/09/20	Not Detected	Not Detected	Match
478004	11/15/2001	12/08/20	Not Detected	Not Detected	Match
480520	12/6/1955	12/14/20	Detected	Detected	Match
480518	4/19/1960	12/14/20	Detected	Detected	Match
480527	9/3/1957	12/14/20	Detected	Detected	Match
480488	10/20/1983	12/14/20	Not Detected	Not Detected	Match
480921	4/19/1946	12/15/20	Not Detected	Not Detected	Match
480915	3/15/1997	12/15/20	Not Detected	Not Detected	Match
480927	9/14/2017	12/14/20	Not Detected	Not Detected	Match
480460	8/18/1971	12/14/20	Detected	Detected	Match
480458	1/23/2002	12/14/20	Detected	Detected	Match
483416	2/29/1968	12/15/20	Detected	Detected	Match
481498	5/10/2004	12/16/20	Detected	Detected	Match
481495	8/4/1992	12/16/20	Detected	Detected	Match
495392	3/14/1971	01/18/21	Detected	Detected	Match
496698	11/19/1999	01/20/21	Not Detected	Not Detected	Match
497109	10/30/1976	01/20/21	Detected	Detected	Match
497469	6/20/1992	01/21/21	Detected	Detected	Match
497463	12/30/1982	01/21/21	Detected	Detected	Match
497528	10/11/1992	01/21/21	Detected	Detected	Match
497978	9/8/1989	01/22/21	Not Detected	Not Detected	Match
497982	9/2/1963	01/22/21	Not Detected	Not Detected	Match
497985	4/27/1974	01/22/21	Not Detected	Not Detected	Match
497986	11/14/1957	01/22/21	Not Detected	Not Detected	Match
497991	2/8/1967	01/22/21	Not Detected	Not Detected	Match
498034	5/14/1966	01/22/21	Not Detected	Not Detected	Match
498031	4/1/1977	01/22/21	Not Detected	Not Detected	Match
498037	12/3/1968	01/22/21	Not Detected	Not Detected	Match
498040	12/26/1955	01/22/21	Detected	Detected	Match
498152	11/15/1992	01/22/21	Not Detected	Not Detected	Match
498276	4/9/1974	01/22/21	Detected	Detected	Match
498245	6/16/1983	01/22/21	Not Detected	Not Detected	Match
498249	4/23/1988	01/22/21	Not Detected	Not Detected	Match

LABORATORY OF FLORIDA
7520 W. Waters Ave, Tampa, FL 33615
(813) 885-7755 TEL | (813) 885-6688 FAX
service@LabFlorida.com | www.LabFlorida.com | MyLabFlorida.com | covid.LabFlorida.com

498217	6/2/1989	01/22/21	Not Detected	Not Detected	Match
498119	5/25/1987	01/22/21	Not Detected	Not Detected	Match
473048	9/16/1966	11/24/20	Detected	Not Detected	No Match
473075	4/5/2003	11/24/20	Detected	Not Detected	No Match
474931	7/29/1942	12/01/20	Not Detected	Detected	No Match
495359	5/2/1948	01/18/21	Detected	Not Detected	No Match
495353	6/12/1971	01/22/21	Detected	Not Detected	No Match

* - DOB - Date of Birth

** - DOC - Date of Collection

Total:	104
Match:	99
No Match:	5
Accuracy:	95.19%

Laboratory of Florida LLC

Name: Andrei Leonov

Title: President/CEO

Date: 02/12/2021